INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Face

Market

Market

Amount

Value

Shares

Value

REPURCHASE AGREEMENTS 86.6%

Universal Corp.

70

$

(3,165)

Collateralized by obligations of

Pantry, Inc.*

360

(3,838)

the U.S. Treasury or U.S.

Central Garden and Pet*

1,410

(5,781)

Government Agencies

Longs Drug Stores Corp.

140

(5,895)

Flowers Foods, Inc.

240

(6,802)

Mizuho Financial Group, Inc.

Nu Skin Enterprises, Inc.

520

(7,758)

issued 06/30/08 at 1.75% due

Pilgrim's Pride Corp.

720

(9,353)

07/01/08

$

22,837,952   $

22,837,952

Prestige Brands Holdings,

Lehman Brothers Holdings Inc.

Inc.*

940

(10,020)

issued 06/30/08 at 0.25% due

American Oriental

07/01/08†

15,740,540

15,740,540

Bioengineering, Inc.*

1,350

(13,324)

Morgan Stanley issued 06/30/08

Alico, Inc.

400

(13,864)

at 1.70% due 07/01/08

2,635,149

________

2,635,149

Green Mountain Coffee

Roasters*

450

(16,906)

Total Repurchase Agreements

Boston Beer Co., Inc. —

(Cost $41,213,641)

41,213,641

Class A*

470

(19,120)

Total Long Securities 86.6%

National Beverage Corp.

2,870

(20,865)

(Cost $41,213,641)

$    41,213,641

Elizabeth Arden*

1,720

(26,110)

Shares

TreeHouse Foods, Inc.*

1,080

(26,201)

COMMON STOCKS SOLD SHORT (43.1)%

Ruddick Corp.

770

(26,419)

United Natural Foods, Inc.*

1,360

(26,493)

Weis Markets, Inc.

960

(31,171)

TELECOMMUNICATION SERVICES (0.4)%

Ralcorp Holdings, Inc.*

640

(31,642)

SureWest Communications

280

(2,360)

Arden Group, Inc. — Class A

250

(31,685)

IDT Corp. — Class B*

2,030

(3,451)

Darling International, Inc.*

1,920

(31,718)

Cbeyond, Inc.*

240

(3,845)

Chattem, Inc.*

540

(35,127)

Centennial Communications

WD-40 Co.

1,260

(36,855)

Corp.*

680

(4,753)

Great Atlantic & Pacific Tea

ICO Global Communications

Co.*

1,870

(42,673)

Holdings*

1,460

(4,759)

Andersons, Inc.

1,060

(43,153)

Ibasis, Inc.

2,750

(9,020)

Hain Celestial Group, Inc.*

1,900

(44,612)

USA Mobility, Inc.*

1,220

(9,211)

Central European Distribution

General Communication*

1,520

(10,442)

Corp.*

710

________

(52,647)

PAETEC Holding Corp.*

1,960

(12,446)

Iowa Telecommunications

Total Consumer Staples

________

(626,800)

Services, Inc.

780

(13,736)

Atlantic Tele-Network, Inc.

500

(13,755)

Cogent Communications

UTILITIES (1.7)%

Group, Inc.*

1,140

(15,276)

Aquila, Inc.*

2,340

(8,822)

Cincinnati Bell, Inc.*

3,960

(15,761)

Nicor, Inc.

240

(10,222)

tw telecom, Inc.*

1,130

(18,114)

Ormat Technologies, Inc.

280

(13,770)

Global Crossing*

1,040

(18,658)

PNM Resources, Inc.

1,640

(19,614)

Fairpoint Communications,

Allete, Inc.

470

(19,740)

Inc.

2,910

________

(20,981)

Unisource Energy Corp. Co.

670

(20,777)

Southwest Water Co.

2,690

(26,954)

Portland General Electric Co.

1,410

(31,753)

Total Telecommunication Services

________

(176,568)

EnergySouth, Inc.

730

(35,814)

El Paso Electric Co.*

2,090

(41,382)

CONSUMER STAPLES (1.3)%

California Water Service

MGP Ingredients

30

(174)

Group

1,280

(41,946)

Lance, Inc.

30

(563)

WGL Holdings, Inc.

1,220

(42,383)

Spartan Stores, Inc.

30

(690)

American States Water Co.

1,310

(45,771)

Pricesmart, Inc.

110

(2,176)

Southwest Gas Corp.

1,630

(48,460)

1

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Black Hills Corp.

1,640

$

(52,578)

Hercules, Inc.

3,020

$

(51,129)

South Jersey Industries, Inc.

1,410

(52,678)

Compass Minerals

Idacorp, Inc.

1,900

(54,891)

International, Inc.

640

(51,558)

Avista Corp.

2,570

(55,152)

Silgan Holdings, Inc.

1,040

(52,770)

ITC Holdings Corp.

1,100

(56,221)

Schnitzer Steel Industries, Inc.

Northwest Natural Gas Co.

1,230

(56,900)

— Class A

490

(56,154)

Westar Energy, Inc.

3,030

________

(65,175)

WR Grace & Co.*

2,430

(57,081)

Century Aluminum Co.*

1,000

(66,490)

Total Utilities

________

(801,003)

Terra Industries

1,770

(87,350)

CF Industries Holdings, Inc.

1,040

________

(158,912)

MATERIALS (2.7)%

US Concrete, Inc.*

730

(3,475)

Total Materials

________

(1,289,056)

Ferro Corp.

210

(3,940)

Worthington Industries, Inc.

200

(4,100)

ENERGY (4.7)%

Universal Stainless & Alloy*

150

(5,556)

Gulfport Energy Corp.*

40

(659)

Headwaters, Inc.*

540

(6,356)

Vaalco Energy, Inc.*

80

(678)

Innospec, Inc.

350

(6,587)

Hornbeck Offshore Services,

GenTek*

260

(6,991)

Inc.*

40

(2,260)

Buckeye Technologies, Inc.*

870

(7,360)

GeoMet, Inc.*

330

(3,128)

Spartech Corp.

800

(7,544)

Delek US Holdings

390

(3,592)

Brush Engineered Materials,

Newpark Resources, Inc.*

690

(5,423)

Inc.*

310

(7,570)

Edge Petroleum Corp.*

1,140

(6,145)

Greif, Inc. — Class A

120

(7,684)

Matrix Service Co.*

290

(6,687)

Innophos Holdings, Inc.

260

(8,307)

Bronco Drilling Co., Inc.*

430

(7,903)

Rock-Tenn Co. — Class A

300

(8,997)

APCO Argentina, Inc.

280

(8,106)

Olympic Steel, Inc.

120

(9,110)

World Fuel Services Corp.

430

(9,434)

AM Castle & Co.

350

(10,013)

TXCO Resources, Inc.*

840

(9,878)

NL Industries, Inc.

1,060

(10,102)

Clayton Williams Energy,

Horsehead Holding Corp.*

840

(10,214)

Inc.*

90

(9,895)

OM Group, Inc.*

390

(12,788)

Energy Partners Ltd.*

790

(11,787)

Koppers Holdings, Inc.

330

(13,817)

Dawson Geophysical Co.*

200

(11,892)

Esmark, Inc.*

730

(13,958)

Atlas America, Inc.

300

(13,515)

Minerals Technologies, Inc.

220

(13,990)

T-3 Energy Services*

180

(14,305)

AMCOL International Corp.

530

(15,084)

Approach Resources, Inc.*

560

(15,002)

Mercer International*

2,150

(16,082)

Superior Well Services, Inc.*

480

(15,221)

NewMarket Corp.

250

(16,557)

Parallel Petroleum Corp.*

820

(16,507)

Sensient Technologies Corp.

660

(18,586)

OYO Geospace Corp.*

290

(17,093)

Coeur d'Alene Mines Corp.*

6,930

(20,097)

Petroleum Development

Olin Corp.

890

(23,300)

Corp.*

260

(17,287)

Valhi, Inc.

910

(24,797)

Rex Energy Corp.*

670

(17,688)

Arch Chemicals, Inc.

750

(24,863)

ATP Oil & Gas Corp.*

520

(20,524)

Haynes International, Inc.*

450

(25,898)

Callon Petroleum Co.*

800

(21,888)

Rockwood Holdings, Inc.*

760

(26,448)

Oilsands Quest, Inc.*

3,390

(22,035)

Texas Industries, Inc.

480

(26,942)

FX Energy, Inc.*

4,200

(22,134)

RTI International Metals,

Lufkin Industries, Inc.

290

(24,151)

Inc.*

810

(28,852)

Venoco, Inc.*

1,070

(24,835)

Zep, Inc.

2,390

(35,563)

RPC, Inc.

1,490

(25,032)

Hecla Mining Co.*

4,420

(40,929)

Ship Finance International

850

(25,101)

Deltic Timber Corp.

820

(43,878)

Cal Dive International, Inc.*

1,810

(25,865)

HB Fuller Co.

1,980

(44,431)

Golar LNG

1,740

(26,953)

Aptargroup, Inc.

1,120

(46,984)

Bristow Group, Inc.*

560

(27,714)

Royal Gold, Inc.

1,590

(49,862)

Clean Energy Fuels Corp.*

2,470

(28,380)

2

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Gulfmark Offshore, Inc.*

490

$

(28,508)

Christopher & Banks Corp.

180

$

(1,224)

Petroquest Energy, Inc.*

1,060

(28,514)

Build-A-Bear Workshop,

Concho Resources*

780

(29,094)

Inc.*

170

(1,236)

EXCO Resources, Inc.*

810

(29,897)

California Pizza Kitchen,

Parker Drilling Co.*

3,070

(30,731)

Inc.*

120

(1,343)

Brigham Exploration Co.*

2,030

(32,135)

Champion Enterprises, Inc.*

250

(1,462)

Bill Barrett Corp.*

560

(33,270)

MarineMax, Inc.*

240

(1,721)

Carrizo Oil & Gas, Inc.*

520

(35,407)

Tuesday Morning Corp.*

480

(1,973)

Grey Wolf, Inc.*

3,960

(35,759)

Multimedia Games, Inc.*

460

(2,033)

Arena Resources, Inc.*

730

(38,559)

Morton's Restaurant Group*

310

(2,133)

Contango Oil & Gas*

420

(39,026)

Midas*

170

(2,295)

NATCO Group, Inc. — Class

Blyth, Inc.

200

(2,406)

A*

760

(41,443)

Casual Male Retail Group,

Stone Energy Corp.*

640

(42,182)

Inc.*

790

(2,409)

IHS, Inc.*

650

(45,240)

Gray Television, Inc.

850

(2,439)

Berry Petroleum Co.

860

(50,637)

BJ's Restaurants, Inc.*

270

(2,627)

Mariner Energy, Inc.*

1,370

(50,649)

CPI Corp.

150

(2,809)

Penn Virginia Corp.

700

(52,794)

New York & Co.*

320

(2,922)

Oil States International, Inc.*

850

(53,924)

Callaway Golf Co.

250

(2,957)

CARBO Ceramics, Inc.

1,040

(60,684)

AH Belo Corp. — Class A

560

(3,192)

Atwood Oceanics, Inc.*

500

(62,170)

Audiovox Corp. — Class A*

330

(3,241)

ION Geophysical Corp.*

3,590

(62,646)

Retail Ventures, Inc.*

720

(3,312)

Dril-Quip, Inc.*

1,070

(67,410)

Volcom, Inc.*

140

(3,350)

Whiting Petroleum Corp.*

730

(77,438)

hhgregg, Inc.*

340

(3,400)

Comstock Resources, Inc.*

930

(78,520)

HOT Topic, Inc.*

640

(3,462)

Exterran Holdings, Inc.*

1,160

(82,928)

Monro Muffler, Inc.

240

(3,718)

W-H Energy Services, Inc.*

890

(85,209)

Papa John's International,

Hercules Offshore, Inc.*

2,540

(96,571)

Inc.*

140

(3,723)

Alpha Natural Resources,

American Axle &

Inc.*

1,350

(140,792)

Manufacturing Holdings,

PetroHawk Energy Corp.*

4,430

________

(205,153)

Inc.

470

(3,755)

West Marine*

980

(4,018)

Total Energy

________

(2,235,987)

Entercom Communications

Corp. — Class A

580

(4,072)

CONSUMER DISCRETIONARY (4.8)%

Valassis Communications,

Hooker Furniture Corp.

10

(173)

Inc.*

330

(4,132)

Martha Stewart Living

FGX International Holdings

Omnimedia — Class A*

32

(237)

Ltd.*

540

(4,342)

Dover Downs Gaming &

Systemax, Inc.

250

(4,412)

Entertainment, Inc.

70

(449)

Ulta Salon Cosmetics &

99 Cents Only Stores*

70

(462)

Fragrance*

410

(4,608)

Skechers U.S.A., Inc. —

Isle of Capri Casinos, Inc.*

990

(4,742)

Class A*

30

(593)

Coinstar, Inc.*

150

(4,906)

Spartan Motors, Inc.

90

(672)

Lakes Entertainment, Inc.*

780

(5,132)

Sinclair Broadcast Group, Inc.

Arbitron, Inc.

110

(5,225)

— Class A

90

(684)

Ruth's Chris Steak House*

1,010

(5,232)

Great Wolf Resorts, Inc.*

180

(787)

Valuevision Media*

1,470

(5,248)

Red Robin Gourmet Burgers,

Stage Stores, Inc.

450

(5,251)

Inc.*

30

(832)

Books-A-Million, Inc.

740

(5,668)

MTR Gaming Group, Inc.*

180

(859)

Tenneco, Inc.*

420

(5,683)

FTD Group, Inc.

80

(1,066)

Lodgenet Entertainment

Stein Mart

270

(1,218)

Corp.*

1,160

(5,696)

3

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Gaiam, Inc.*

430

$

(5,809)

Cooper Tire & Rubber Co.

1,490

$

(11,682)

Standard Motor Products

730

(5,957)

Brown Shoe Co., Inc.

880

(11,924)

Oxford Industries, Inc.

320

(6,128)

Amerigon, Inc.*

1,690

(12,016)

Big 5 Sporting Goods Corp.

810

(6,132)

Primedia, Inc.

2,610

(12,163)

Eddie Bauer Holdings, Inc.*

1,510

(6,266)

Group 1 Automotive, Inc.

630

(12,518)

Ambassadors Group, Inc.

430

(6,416)

Shutterfly, Inc.*

1,040

(12,698)

Shoe Carnival*

560

(6,602)

CSK Auto Corp.*

1,240

(12,995)

Orbitz Worldwide, Inc.*

1,320

(6,613)

Steven Madden Ltd.*

710

(13,050)

Libbey, Inc.

900

(6,696)

Dress Barn, Inc.*

1,000

(13,380)

Denny's Corp.*

2,370

(6,731)

Jackson Hewitt Tax Service,

Lin TV Corp.*

1,130

(6,735)

Inc.

1,120

(13,686)

Citi Trends, Inc.*

310

(7,025)

Capella Education Co.*

230

(13,720)

American Greetings Corp. —

RC2 Corp.*

750

(13,920)

Class A

570

(7,034)

Live Nation, Inc.*

1,350

(14,283)

Lithia Motors

1,520

(7,478)

CEC Entertainment, Inc.*

510

(14,285)

Monaco Coach Corp.

2,510

(7,630)

PEP Boys-Manny Moe &

Asbury Automotive Group,

Jack

1,670

(14,562)

Inc.

600

(7,710)

Cato Corp.

1,030

(14,667)

Arctic Cat, Inc.

1,000

(7,850)

Helen of Troy Ltd.*

910

(14,669)

Leapfrog Enterprises, Inc.*

950

(7,904)

Fred's, Inc.

1,310

(14,724)

AFC Enterprises*

1,000

(7,990)

Fisher Communications*

440

(15,154)

Monarch Casino & Resort*

680

(8,024)

Hibbett Sports, Inc.*

730

(15,403)

AC Moore Arts & Crafts,

Pacific Sunwear Of

Inc.*

1,140

(8,037)

California*

1,850

(15,781)

Steak N Shake Co.*

1,280

(8,102)

ATC Technology Corp.*

680

(15,830)

Sturm Ruger &*

1,160

(8,190)

Lear Corp.*

1,120

(15,882)

Ruby Tuesday, Inc.

1,540

(8,316)

RCN Corp.*

1,510

(16,278)

Global Sources Ltd.*

560

(8,501)

CKE Restaurants, Inc.

1,320

(16,460)

Maidenform Brands*

640

(8,640)

Flagstone Reinsurance

Modine Manufacturing Co.

730

(9,030)

Holdings Ltd.

1,420

(16,742)

Wet Seal, Inc.*

1,910

(9,111)

Men's Wearhouse, Inc.

1,030

(16,779)

Jo-Ann Stores, Inc.*

410

(9,442)

CBRL Group, Inc.

690

(16,912)

Pier 1 Imports, Inc.*

2,780

(9,563)

Speedway Motorsports, Inc.

830

(16,915)

Pinnacle Entertainment, Inc.*

920

(9,651)

Collective Brands, Inc.*

1,480

(17,212)

Lodgian, Inc.*

1,260

(9,866)

WMS Industries, Inc.*

580

(17,267)

Triarc Cos.

1,560

(9,875)

Gymboree Corp.*

440

(17,631)

Movado Group

500

(9,900)

Bebe Stores, Inc.

1,900

(18,259)

Finish Line — Class A*

1,150

(10,005)

Quiksilver, Inc.*

1,870

(18,363)

Hayes Lemmerz International,

Mediacom Communications

Inc.*

3,540

(10,054)

Corp. — Class A*

3,520

(18,797)

Visteon Corp.*

3,840

(10,099)

Fossil, Inc.*

650

(18,896)

Buffalo Wild Wings, Inc.*

410

(10,180)

Matthews International Corp.

Tween Brands, Inc.*

620

(10,205)

— Class A

420

(19,009)

Bluegreen Corp.*

1,700

(10,285)

Universal Electronics, Inc.*

910

(19,019)

Pre-Paid Legal Services*

260

(10,561)

Corinthian Colleges, Inc.*

1,670

(19,389)

Drew Industries*

670

(10,687)

Dolan Media Co.*

1,070

(19,474)

Nexstar Broadcasting Group*

2,650

(10,839)

Sally Beauty Holdings, Inc.*

3,060

(19,768)

ArvinMeritor, Inc.

920

(11,482)

Aaron Rents, Inc.

890

(19,874)

Charming Shoppes, Inc.*

2,510

(11,521)

Morningstar, Inc.*

280

(20,168)

Journal Communications, Inc.

Universal Technical Institute,

— Class A

2,410

(11,616)

Inc.*

1,650

(20,559)

Jack in the Box, Inc.*

520

(11,653)

Morgans Hotel Group Co.*

2,000

(20,600)

4

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Gaylord Entertainment Co.*

870

$

(20,845)

Senomyx, Inc.*

970

$

(4,782)

Timberland Co. — Class A*

1,280

(20,928)

Parexel International Corp.*

190

(4,999)

Steiner Leisure Ltd.*

760

(21,546)

Assisted Living Concepts,

Belo Corp. — Class A

2,970

(21,711)

Inc. — Class A*

910

(5,005)

Wolverine World Wide, Inc.

820

(21,869)

Molina Healthcare, Inc.*

210

(5,111)

Exide Technologies*

1,310

(21,956)

Spectranetics Corp.*

520

(5,127)

Carter's, Inc.*

1,600

(22,112)

Emeritus Corp.*

380

(5,556)

Domino's Pizza, Inc.*

1,980

(22,770)

Emergency Medical Services

K-Swiss, Inc. — Class A

1,560

(22,932)

Corp. — Class A*

250

(5,657)

Childrens Place Retail Stores,

Res-Care, Inc.*

340

(6,045)

Inc.*

640

(23,104)

Meridian Bioscience, Inc.

230

(6,192)

National CineMedia, Inc.

2,280

(24,305)

Medcath Corp.*

360

(6,473)

J Crew Group, Inc.*

800

(26,408)

TranS1*

430

(6,480)

Regis Corp.

1,010

(26,614)

West Pharmaceutical

Rent-A-Center, Inc.*

1,340

(27,564)

Services, Inc.

150

(6,492)

Weyco Group

1,060

(28,122)

Phase Forward, Inc.*

380

(6,829)

Jakks Pacific, Inc.*

1,340

(29,279)

Nanosphere*

940

(7,388)

Cinemark Holdings, Inc.

2,290

(29,907)

RehabCare Group*

480

(7,694)

Bally Technologies, Inc.*

950

(32,110)

Cambrex Corp.*

1,370

(8,042)

Aeropostale, Inc.*

1,070

(33,523)

Invacare Corp.

400

(8,176)

Sonic Corp.*

2,370

(35,076)

Nektar Therapeutics*

2,470

(8,274)

LKQ Corp.*

2,160

(39,031)

Omrix Biopharmaceuticals,

Tupperware Brands Corp.

1,150

(39,353)

Inc.*

530

(8,342)

Deckers Outdoor Corp.*

310

(43,152)

Nabi Biopharmaceuticals*

2,130

(8,392)

Sotheby's

1,690

(44,565)

Bio-Reference Labs, Inc.*

380

(8,478)

Chipotle Mexican Grill, Inc.*

630

(47,477)

HMS Holdings Corp.*

400

(8,588)

Stewart Enterprises, Inc. —

Acadia Pharmaceuticals, Inc.*

2,340

(8,635)

Class A

6,650

(47,880)

Palomar Medical

Warnaco Group, Inc.*

1,120

(49,358)

Technologies, Inc.*

870

(8,683)

DeVry, Inc.

1,130

(60,591)

Omnicell, Inc.*

690

(9,094)

Marvel Entertainment, Inc.*

1,910

(61,387)

Metabolix, Inc.*

930

(9,114)

Strayer Education, Inc.

320

________

(66,902)

Noven Pharmaceuticals, Inc.*

860

(9,193)

Tercica*

1,050

(9,271)

Total Consumer Discretionary

________

(2,291,422)

Dionex Corp.*

140

(9,292)

Air Methods Corp.*

390

(9,750)

HEALTH CARE (5.1)%

Healthspring, Inc.*

580

(9,790)

Applera Corp. - Celera

Triple-S Management Corp.

Group*

30

(341)

— Class B*

600

(9,810)

American Dental Partners,

Orthofix International NV*

340

(9,843)

Inc.*

130

(1,543)

Greatbatch, Inc.*

570

(9,861)

KV Pharmaceutical Co. —

Animal Health International*

1,650

(10,279)

Class A*

80

(1,546)

Magellan Health Services,

NxStage Medical, Inc.*

420

(1,613)

Inc.*

280

(10,368)

Vanda Pharmaceuticals, Inc.*

510

(1,678)

Viropharma, Inc.*

960

(10,618)

Owens & Minor, Inc.

40

(1,828)

Par Pharmaceutical Cos.,

Skilled Healthcare Group —

Inc.*

660

(10,712)

Class A*

220

(2,952)

Neurocrine Biosciences, Inc.*

2,700

(11,313)

Gentiva Health Services, Inc.*

170

(3,238)

I-Flow Corp.*

1,140

(11,571)

BioMimetic Therapeutics,

Apria Healthcare Group, Inc.*

600

(11,634)

Inc.*

370

(4,410)

Align Technology, Inc.*

1,110

(11,644)

AMERIGROUP Corp.*

220

(4,576)

Biodel, Inc.*

900

(11,700)

Accuray, Inc.*

640

(4,666)

ev3, Inc.*

1,300

(12,324)

5

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Masimo Corp.*

360

$

(12,366)

Landauer, Inc.

420

$

(23,621)

Psychiatric Solutions, Inc.*

330

(12,487)

Incyte Corp.*

3,130

(23,819)

Abaxis, Inc.*

530

(12,789)

Arena Pharmaceuticals, Inc.*

4,600

(23,874)

Volcano Corp.*

1,080

(13,176)

Alpharma, Inc. — Class A*

1,060

(23,882)

Enzo Biochem, Inc.*

1,190

(13,352)

Trizetto Group, Inc.*

1,120

(23,946)

MedAssets, Inc.*

790

(13,470)

Kensey Nash Corp.*

770

(24,679)

LHC Group, Inc.*

590

(13,718)

PharMerica Corp.*

1,130

(25,527)

Bio-Rad Laboratories, Inc. —

Alexza Pharmaceuticals, Inc.*

6,500

(25,610)

Class A*

170

(13,751)

Thoratec Corp.*

1,490

(25,911)

TomoTherapy, Inc.*

1,550

(13,842)

Alkermes, Inc.*

2,150

(26,574)

Progenics Pharmaceuticals,

Allos Therapeutics, Inc.*

3,850

(26,604)

Inc.*

890

(14,124)

NuVasive, Inc.*

610

(27,243)

inVentiv Health, Inc.*

510

(14,173)

Wright Medical Group, Inc.*

990

(28,126)

Universal American Financial

Human Genome Sciences,

Corp.*

1,390

(14,206)

Inc.*

5,490

(28,603)

Medarex, Inc.*

2,160

(14,278)

AMAG Pharmaceuticals,

Cyberonics, Inc.*

690

(14,973)

Inc.*

860

(29,326)

Cadence Pharmaceuticals,

XenoPort, Inc.*

760

(29,663)

Inc.*

2,460

(14,981)

Abiomed, Inc.*

1,690

(29,998)

Chemed Corp.

410

(15,010)

United Therapeutics Corp.*

310

(30,303)

Maxygen*

4,440

(15,052)

Kindred Healthcare, Inc.*

1,060

(30,486)

Idenix Pharmaceuticals*

2,160

(15,703)

Cepheid, Inc.*

1,110

(31,213)

Array Biopharma, Inc.*

3,400

(15,980)

Immucor, Inc.*

1,290

(33,385)

Enzon Pharmaceuticals, Inc.*

2,280

(16,234)

Perrigo Co.

1,190

(37,806)

Bruker BioSciences Corp.*

1,280

(16,448)

Pain Therapeutics, Inc.*

4,860

(38,394)

Allscripts Healthcare

PSS World Medical, Inc.*

2,400

(39,120)

Solutions, Inc.*

1,340

(16,629)

Seattle Genetics, Inc.*

4,630

(39,170)

Orexigen Therapeutics, Inc.*

2,170

(17,121)

Haemonetics Corp.*

800

(44,368)

Affymetrix, Inc.*

1,670

(17,184)

Onyx Pharmaceuticals, Inc.*

1,320

(46,992)

MAP Pharmaceuticals*

1,680

(17,354)

Varian, Inc.*

930

(47,486)

Quidel Corp.*

1,100

(18,172)

BioMarin Pharmaceuticals,

STERIS Corp.

660

(18,982)

Inc.*

1,790

(51,874)

Affymax, Inc.*

1,200

(19,092)

Valeant Pharmaceuticals

Regeneron Pharmaceuticals,

International*

3,400

(58,174)

Inc.*

1,330

(19,205)

Alexion Pharmaceuticals,

ICU Medical, Inc.*

840

(19,219)

Inc.*

840

(60,900)

CV Therapeutics, Inc.*

2,400

(19,752)

Acorda Therapeutics, Inc.*

2,120

(69,600)

Micrus Endovascular Corp.*

1,410

(19,768)

Hologic, Inc.*

3,230

(70,414)

Exelixis, Inc.*

3,960

(19,800)

Illumina, Inc.*

1,200

________

(104,532)

Myriad Genetics, Inc.*

440

(20,029)

Insulet Corp.*

1,280

(20,134)

Total Health Care

________

(2,438,136)

Zymogenetics, Inc.*

2,410

(20,292)

Halozyme Therapeutics*

3,820

(20,552)

INDUSTRIALS (7.2)%

OSI Pharmaceuticals, Inc.*

510

(21,073)

American Medical Systems

Pinnacle Airlines Corp.*

81

(256)

Holdings, Inc.*

1,420

(21,229)

Acacia Research - Acacia

Centene Corp.*

1,280

(21,491)

Technologies*

70

(314)

Healthways, Inc.*

730

(21,608)

Pacer International, Inc.

30

(645)

Auxilium Pharmaceuticals,

Barrett Business Services, Inc.

90

(1,065)

Inc.*

660

(22,189)

Beacon Roofing Supply, Inc.*

130

(1,379)

Rigel Pharmaceuticals, Inc.*

990

(22,433)

PGT, Inc.*

430

(1,479)

Sunrise Senior Living, Inc.*

1,000

(22,480)

Sun Hydraulics Corp.

50

(1,613)

ICT Group, Inc.*

200

(1,640)

6

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

INSTEEL INDUSTRIES, Inc.

90

$

(1,648)

Hexcel Corp.*

390

$

(7,527)

American Railcar Industries

100

(1,678)

Textainer Group Holdings

Universal Truckload

Ltd.

390

(7,617)

Services*

80

(1,762)

Hardinge

580

(7,639)

Accuride Corp.*

480

(2,040)

Ultrapetrol Bahamas*

610

(7,692)

Superior Essex, Inc.*

50

(2,231)

Mcgrath Rentcorp

320

(7,869)

Orbital Sciences Corp.*

110

(2,592)

Powell Industries, Inc.*

160

(8,066)

TurboChef Technologies,

Twin Disc

390

(8,163)

Inc.*

580

(2,772)

LB Foster Co. — Class A*

260

(8,632)

Great Lakes Dredge & Dock

NACCO Industries

120

(8,922)

Corp. Co.

530

(3,238)

Pike Electric Corp.*

540

(8,969)

American Reprographics Co.*

210

(3,496)

Kforce, Inc.*

1,080

(9,169)

Eagle Bulk Shipping, Inc.

120

(3,548)

Gehl*

620

(9,170)

Commercial Vehicle Group,

II-VI, Inc.*

270

(9,428)

Inc.*

380

(3,553)

Standard Register Co.

1,000

(9,430)

Mueller Industries, Inc.

120

(3,864)

Knoll, Inc.

830

(10,085)

EnergySolutions

180

(4,023)

Integrated Electrical

Compx International, Inc.

710

(4,118)

Services*

590

(10,148)

G&K Services, Inc. — Class

Old Dominion Freight Line,

A

140

(4,264)

Inc.*

350

(10,507)

Cenveo, Inc.*

450

(4,396)

Triumph Group, Inc.

230

(10,833)

Lawson Products, Inc.

180

(4,460)

Belden, Inc.

320

(10,842)

Viad Corp.

180

(4,642)

CRA International, Inc.*

300

(10,845)

GenCorp, Inc.*

670

(4,797)

Actuant Corp. — Class A

350

(10,973)

Patriot Transportation

Apogee Enterprises, Inc.

680

(10,989)

Holding, Inc.*

60

(4,800)

LECG Corp.*

1,270

(11,100)

AAR Corp.*

370

(5,006)

American Commercial Lines,

Marten Transport*

320

(5,110)

Inc.*

1,030

(11,258)

LSI Industries, Inc.

640

(5,197)

Consolidated Graphics, Inc.*

230

(11,332)

PeopleSupport, Inc.*

640

(5,440)

Dycom Industries, Inc.*

790

(11,471)

Hudson Highland Group*

520

(5,444)

Dynamic Materials Corp.

350

(11,533)

Standard Parking Corp.*

300

(5,460)

DynCorp International, Inc.

Insituform Technologies, Inc.

— Class A*

810

(12,272)

— Class A*

360

(5,483)

Moog, Inc.*

330

(12,289)

Griffon Corp.*

640

(5,606)

Vicor Corp.

1,240

(12,375)

Saia*

520

(5,678)

Ampco-Pittsburgh Corp.

280

(12,454)

Acuity Brands, Inc.

120

(5,770)

Park-Ohio Holdings Corp.*

850

(12,546)

Miller Industries*

580

(5,777)

Watson Wyatt Worldwide,

COMSYS IT Partners*

640

(5,837)

Inc. — Class A

240

(12,694)

H&E Equipment Services,

CoStar Group, Inc.*

290

(12,891)

Inc.*

520

(6,250)

Kaman Corp.

570

(12,973)

Ladish Co., Inc.*

320

(6,589)

Arkansas Best Corp.

360

(13,190)

Trimas Corp.*

1,100

(6,589)

Kelly Services

690

(13,338)

TransDigm Group, Inc.*

200

(6,718)

Tredegar Corp.

920

(13,524)

Teledyne Technologies, Inc.*

140

(6,831)

Multi-Color Corp.

650

(13,644)

Ennis

440

(6,886)

Casella Waste Systems, Inc.

Dollar Thrifty Automotive

— Class A*

1,160

(14,140)

Group*

750

(7,087)

Interface, Inc. — Class A

1,170

(14,660)

Tecumseh Products Co. -

Team*

430

(14,758)

Class A*

220

(7,212)

Seaboard Corp.

10

(15,510)

Stanley, Inc.*

220

(7,374)

Mobile Mini, Inc.*

780

(15,600)

Astec Industries, Inc.*

230

(7,392)

TrueBlue, Inc.*

1,200

(15,852)

7

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Courier Corp.

790

$

(15,863)

Cornell Cos., Inc.*

1,220

$

(29,414)

Wabtec Corp.

340

(16,531)

Tennant Co.

990

(29,769)

Duff & Phelps Corp.*

1,000

(16,560)

Clean Harbors, Inc.*

420

(29,845)

Exponent*

530

(16,647)

United Stationers, Inc.*

810

(29,930)

EMCOR Group, Inc.*

590

(16,833)

Albany International Corp. —

Nordson Corp.

240

(17,494)

Class A

1,040

(30,160)

Hurco Cos.*

570

(17,607)

Herman Miller, Inc.

1,220

(30,366)

NCI Building Systems, Inc.*

480

(17,630)

Barnes Group, Inc.

1,320

(30,479)

GeoEye*

1,000

(17,710)

AZZ, Inc.*

770

(30,723)

Titan International, Inc.

500

(17,810)

Tetra Tech, Inc.*

1,410

(31,894)

Heidrick & Struggles

EnerSys*

950

(32,519)

International, Inc.

650

(17,966)

Geo Group, Inc.*

1,510

(33,975)

Forward Air Corp.

520

(17,992)

Quanex Building Products

Briggs & Stratton Corp.

1,430

(18,132)

Corp.

2,330

(34,624)

Rush Enterprises, Inc. —

Atlas Air Worldwide

Class A*

1,540

(18,495)

Holdings, Inc.*

720

(35,611)

Healthcare Services Group

1,230

(18,708)

Blount International, Inc.*

3,120

(36,223)

ACCO Brands Corp.*

1,670

(18,754)

RBC Bearings, Inc.*

1,090

(36,319)

Cascade Corp.

450

(19,044)

Robbins & Myers, Inc.

740

(36,904)

Amerco, Inc.*

400

(19,072)

Werner Enterprises, Inc.

2,010

(37,346)

Ameron International Corp.

160

(19,197)

Northwest Pipe Co.*

680

(37,944)

Skywest, Inc.

1,520

(19,228)

Aecom Technology Corp.*

1,170

(38,060)

Administaff, Inc.

690

(19,244)

Baldor Electric Co.

1,110

(38,828)

Badger Meter, Inc.

390

(19,707)

Aerovironment, Inc.*

1,440

(39,139)

IKON Office Solutions, Inc.

1,750

(19,740)

Rollins, Inc.

2,710

(40,162)

Korn/Ferry International,

Advisory Board Co.*

1,050

(41,297)

Inc.*

1,270

(19,977)

CIRCOR International, Inc.

930

(45,561)

Dynamex*

750

(20,108)

Genesee & Wyoming, Inc. —

Perini Corp.*

620

(20,491)

Class A*

1,410

(47,968)

Huron Consulting Group,

Heartland Express, Inc.

3,230

(48,159)

Inc.*

460

(20,856)

Brady Corp. — Class A

1,420

(49,033)

ESCO Technologies, Inc.*

450

(21,114)

Mine Safety Appliances Co.

1,330

(53,187)

Deluxe Corp.

1,190

(21,206)

Kaydon Corp.

1,080

(55,523)

Chart Industries, Inc.*

440

(21,402)

Otter Tail Corp.

1,440

(55,915)

Heico Corp.

660

(21,476)

Clarcor, Inc.

1,710

(60,021)

Layne Christensen Co.*

500

(21,895)

Waste Connections, Inc.*

1,960

(62,583)

Titan Machinery, Inc.*

700

(21,924)

Woodward Governor Co.

1,950

(69,537)

EnPro Industries, Inc.*

590

(22,031)

FTI Consulting, Inc.*

1,040

(71,198)

Arlington Tankers Ltd.

950

(22,059)

GrafTech International Ltd.*

3,210

(86,124)

AO Smith Corp.

700

(22,981)

Bucyrus International, Inc. —

Ceradyne, Inc.*

680

(23,324)

Class A

1,450

(105,879)

Granite Construction, Inc.

740

(23,332)

Walter Industries, Inc.

1,080

________

(117,472)

Cubic Corp.

1,050

(23,394)

Navigant Consulting, Inc.*

1,330

(26,015)

Total Industrials

________

(3,445,747)

Resources Connection, Inc.

1,280

(26,048)

HUB Group, Inc. — Class A*

770

(26,280)

INFORMATION TECHNOLOGY (7.3)%

Curtiss-Wright Corp.

600

(26,844)

Interline Brands*

1,700

(27,081)

Euronet Worldwide, Inc.*

20

(338)

FreightCar America, Inc.

790

(28,045)

Intevac, Inc.*

40

(451)

Alaska Air Group, Inc.*

1,840

(28,226)

Guidance Software, Inc.*

60

(573)

Kimball International

3,480

(28,814)

Jack Henry & Associates, Inc.

30

(649)

Valmont Industries, Inc.

280

(29,201)

Secure Computing Corp.*

170

(704)

Brightpoint, Inc.*

100

(730)

8

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Opnext, Inc.*

180

$

(968)

Trident Microsystems*

1,550

$

(5,657)

Comtech Telecommunications

Mattson Technology, Inc.*

1,190

(5,664)

Corp.*

20

(980)

Netezza Corp.*

500

(5,670)

Switch & Data Facilities Co.*

60

(1,019)

MTS Systems Corp.

160

(5,741)

Smith Micro Software, Inc.*

230

(1,311)

L-1 Identity Solutions, Inc.*

440

(5,861)

Kulicke & Soffa Industries,

TriQuint Semiconductor,

Inc.*

180

(1,312)

Inc.*

970

(5,878)

VistaPrint Ltd.*

50

(1,338)

Cognex Corp.

260

(5,993)

Symyx Technologies*

210

(1,466)

Unica Corp.*

750

(6,030)

Volterra Semiconductor

Interactive Intelligence, Inc.*

520

(6,053)

Corp.*

90

(1,553)

comScore, Inc.*

280

(6,110)

Adaptec, Inc.*

540

(1,728)

ShoreTel, Inc.*

1,430

(6,321)

Zoran Corp.*

170

(1,989)

Infinera Corp.*

720

(6,350)

Cavium Networks, Inc.*

100

(2,100)

LoJack Corp.*

810

(6,448)

Rogers Corp.*

60

(2,255)

Immersion Corp.*

960

(6,538)

United Online, Inc.

230

(2,307)

Smart Modular Technologies

Extreme Networks, Inc.*

880

(2,499)

WWH, Inc.*

1,760

(6,741)

MIPS Technologies, Inc.*

670

(2,512)

Acme Packet, Inc.*

890

(6,906)

Virtusa Corp.*

250

(2,532)

Travelzoo, Inc.*

850

(7,284)

Microtune, Inc.*

740

(2,560)

Monolithic Power Systems,

Move, Inc.*

1,170

(2,726)

Inc.*

340

(7,351)

Advanced Analogic

CSG Systems International,

Technologies, Inc.*

680

(2,808)

Inc.*

670

(7,383)

Hypercom Corp.*

640

(2,816)

Rudolph Technologies*

960

(7,392)

Micrel, Inc.

380

(3,477)

GSI Commerce, Inc.*

550

(7,496)

Pericom Semiconductor

Ultimate Software Group,

Corp.*

240

(3,562)

Inc.*

220

(7,839)

Symmetricom, Inc.*

960

(3,686)

AsiaInfo Holdings, Inc.*

670

(7,919)

BigBand Networks, Inc.*

810

(3,831)

SiRF Technology Holdings,

Plexus Corp.*

140

(3,875)

Inc.*

1,860

(8,035)

CMGI, Inc.*

370

(3,922)

Vasco Data Security

3PAR*

530

(4,155)

International, Inc.*

770

(8,108)

Gevity HR

780

(4,196)

Lattice Semiconductor Corp.*

2,620

(8,201)

Synchronoss Technologies,

Epicor Software Corp.*

1,190

(8,223)

Inc.*

500

(4,515)

Compellent Technologies*

730

(8,278)

Vignette Corp.*

390

(4,680)

MicroStrategy, Inc. — Class

Perficient, Inc.*

490

(4,733)

A*

130

(8,417)

Starent Networks Corp.*

380

(4,780)

Newport Corp.*

740

(8,429)

Double-Take Software, Inc.*

350

(4,809)

Techwell, Inc.*

690

(8,501)

PDF Solutions, Inc.*

810

(4,819)

Kemet Corp.*

2,630

(8,521)

FalconStor Software, Inc.*

690

(4,885)

Blue Coat Systems, Inc.*

610

(8,607)

Cray, Inc.*

1,060

(4,918)

Mercury Computer Systems*

1,150

(8,659)

Ciber*

800

(4,968)

Net 1 UEPS Technologies,

Global Cash Access Holdings,

Inc.*

360

(8,748)

Inc.*

730

(5,008)

Entropic Communications,

Technitrol, Inc.

300

(5,097)

Inc.*

1,850

(8,787)

Optium Corp.*

710

(5,169)

Ixia*

1,290

(8,965)

Actuate Corp.*

1,360

(5,318)

FARO Technologies, Inc.*

360

(9,061)

IPG Photonics Corp.*

290

(5,455)

Cybersource Corp.*

550

(9,202)

Asyst Technologies, Inc.*

1,560

(5,569)

Novatel Wireless, Inc.*

830

(9,238)

Internap Network Services

Taleo Corp.*

480

(9,403)

Corp.*

1,190

(5,569)

Kenexa Corp.*

520

(9,797)

9

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Digi International, Inc.*

1,250

$

(9,813)

Rubicon Technology*

900

$

(18,288)

Bottomline Technologies,

Internet Capital Group, Inc.*

2,370

(18,320)

Inc.*

1,010

(9,827)

Daktronics, Inc.

910

(18,355)

Chordiant Software, Inc.*

1,980

(9,900)

MKS Instruments, Inc.*

840

(18,396)

SPSS, Inc.*

280

(10,184)

Insight Enterprises, Inc.*

1,570

(18,416)

Netgear, Inc.*

740

(10,256)

Arris Group, Inc.*

2,200

(18,590)

Art Technology Group, Inc.*

3,210

(10,272)

TNS, Inc.*

780

(18,689)

JDA Software Group, Inc.*

570

(10,317)

Forrester Research, Inc.*

620

(19,146)

SAVVIS, Inc.*

810

(10,457)

Tessera Technologies, Inc.*

1,210

(19,808)

Dice Holdings, Inc.*

1,280

(10,573)

Semtech Corp.*

1,410

(19,839)

Sonic Solutions*

1,790

(10,668)

EPIQ Systems*

1,400

(19,880)

Data Domain, Inc.*

460

(10,732)

j2 Global Communications,

Entegris, Inc.*

1,670

(10,939)

Inc.*

870

(20,010)

DealerTrack Holdings, Inc.*

780

(11,006)

Adtran, Inc.

850

(20,264)

Greenfield Online*

750

(11,190)

CNET Networks, Inc.*

1,770

(20,337)

Exar Corp.*

1,490

(11,235)

Brooks Automation, Inc.*

2,490

(20,592)

PROS Holdings, Inc.*

1,010

(11,342)

Magma Design Automation,

Imation Corp.

500

(11,460)

Inc.*

3,420

(20,759)

TeleTech Holdings, Inc.*

580

(11,577)

Applied Micro Circuits

Nextwave Wireless, Inc.*

2,920

(11,797)

Corp.*

2,530

(21,657)

Littelfuse, Inc.*

380

(11,989)

Micros Systems, Inc.*

730

(22,258)

Advanced Energy Industries,

Wind River Systems, Inc.*

2,130

(23,196)

Inc.*

890

(12,193)

Keynote Systems*

1,910

(24,601)

Knot*

1,270

(12,421)

Veeco Instruments, Inc.*

1,540

(24,763)

Deltek*

1,670

(12,659)

Parametric Technology

Powerwave Technologies,

Corp.*

1,500

(25,005)

Inc.*

3,000

(12,750)

Informatica Corp.*

1,690

(25,418)

Hutchinson Technology, Inc.*

950

(12,768)

Actel Corp.*

1,540

(25,949)

Measurement Specialties,

Websense, Inc.*

1,560

(26,270)

Inc.*

740

(13,017)

Blackboard, Inc.*

690

(26,379)

Electronics for Imaging*

910

(13,286)

Macrovision Solutions Corp.*

1,790

(26,778)

Supertex, Inc.*

570

(13,304)

Diodes, Inc.*

980

(27,087)

Mercadolibre, Inc.*

390

(13,451)

Synaptics, Inc.*

720

(27,166)

Commvault Systems, Inc.*

810

(13,478)

Formfactor, Inc.*

1,480

(27,276)

Park Electrochemical Corp.

560

(13,614)

Lawson Software, Inc.*

3,810

(27,699)

RightNow Technologies,

Concur Technologies, Inc.*

860

(28,578)

Inc.*

1,070

(14,627)

Gartner, Inc.*

1,380

(28,594)

Zygo Corp.*

1,550

(15,237)

Vocus, Inc.*

890

(28,631)

Renaissance Learning, Inc.

1,360

(15,246)

InterDigital, Inc.*

1,210

(29,427)

STEC, Inc.*

1,500

(15,405)

Mentor Graphics Corp.*

1,870

(29,546)

FEI Co.*

700

(15,946)

Anixter International, Inc.*

500

(29,745)

Tivo, Inc.*

2,610

(16,104)

Solera Holdings*

1,110

(30,703)

Advent Software, Inc.*

450

(16,236)

Emulex Corp.*

2,650

(30,873)

Stratasys, Inc.*

880

(16,245)

Valueclick, Inc.*

2,050

(31,058)

TechTarget, Inc.*

1,560

(16,474)

Cymer, Inc.*

1,160

(31,181)

Avocent Corp.*

890

(16,554)

Sybase, Inc.*

1,070

(31,479)

Cirrus Logic, Inc.*

3,010

(16,736)

Monotype Imaging Holdings*

2,600

(31,668)

Cogent, Inc.*

1,520

(17,282)

Tekelec*

2,190

(32,215)

RF Micro Devices, Inc.*

6,060

(17,574)

Digital River, Inc.*

840

(32,407)

Omniture, Inc.*

950

(17,642)

Itron, Inc.*

330

(32,456)

ACI Worldwide, Inc.*

1,030

(18,118)

Excel Technology, Inc.*

1,470

(32,810)

NIC, Inc.

2,660

(18,168)

Neutral Tandem*

1,890

(33,075)

10

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Checkpoint Systems, Inc.*

1,600

$

(33,408)

Boston Private Financial

ArcSight, Inc.*

3,950

(34,760)

Holdings, Inc.

340

$

(1,928)

Polycom, Inc.*

1,430

(34,835)

AmericanWest Bancorp

870

(1,975)

SAIC, Inc.*

1,730

(36,001)

Cash America International,

Axcelis Technologies, Inc.*

7,500

(36,600)

Inc.

70

(2,170)

Ansoft Corp.*

1,030

(37,492)

Southwest Bancorp, Inc.

190

(2,185)

Microsemi Corp.*

1,520

(38,274)

Community Bancorp*

450

(2,254)

Sohu.com, Inc.*

590

(41,560)

Virginia Commerce Bancorp*

460

(2,387)

PMC - Sierra, Inc.*

5,620

(42,993)

Evercore Partners, Inc. —

Foundry Networks, Inc.*

3,670

(43,379)

Class A

260

(2,470)

Wright Express Corp.*

1,790

(44,392)

eHealth, Inc.*

140

(2,472)

THQ, Inc.*

2,250

(45,585)

K-Fed Bancorp

230

(2,495)

Rofin-Sinar Technologies,

First Financial Bancorp

300

(2,760)

Inc.*

1,530

(46,206)

EMC Insurance Group

120

(2,890)

Quest Software, Inc.*

3,250

(48,133)

TradeStation Group, Inc.*

320

(3,248)

Take-Two Interactive

First Merchants Corp.

180

(3,267)

Software, Inc.*

2,090

(53,441)

Kohlberg Capital Corp.

330

(3,300)

Ariba, Inc.*

3,820

(56,192)

Advanta Corp. — Class B

530

(3,334)

TIBCO Software, Inc.*

7,760

(59,364)

First Mercury Financial

Equinix, Inc.*

670

(59,777)

Corp.*

190

(3,352)

ON Semiconductor Corp.*

6,780

(62,173)

UCBH Holdings, Inc.

1,520

(3,420)

Atheros Communications,

Hancock Holding Co.

90

(3,536)

Inc.*

2,120

(63,600)

Thomas Weisel Partners

Nuance Communications,

Group*

650

(3,555)

Inc.*

4,450

(69,732)

Irwin Financial Corp.

1,330

(3,578)

Ansys, Inc.*

1,970

(92,826)

Sterling Financial Corp.

920

(3,809)

Flir Systems, Inc.*

2,600

________

(105,482)

NewStar Financial, Inc.*

660

(3,901)

Sun Communities, Inc.

220

(4,011)

Total Information Technology

________

(3,492,936)

First Industrial Realty Trust,

Inc.

150

(4,120)

FINANCIALS (7.9)%

National Western Life

Imperial Capital Bancorp, Inc.

40

(229)

Insurance

20

(4,370)

Berkshire Hills Bancorp, Inc.

10

(236)

Bancorp, Inc.*

580

(4,420)

Capital Corp. of the West

70

(266)

Cowen Group*

580

(4,478)

Trustco Bank Corp. NY

50

(371)

Hanmi Financial Corp.

860

(4,481)

NewAlliance Bancshares, Inc.

40

(499)

Sovran Self Storage, Inc.

110

(4,572)

Preferred Bank

100

(518)

Senior Housing Properties

West Coast Bancorp

60

(520)

Trust

250

(4,882)

Grubb & Ellis Co.

220

(847)

FBL Financial Group, Inc. —

Superior Bancorp*

100

(849)

Class A

250

(4,970)

Independence Holding Co.

90

(879)

Clayton Holdings, Inc.*

840

(5,015)

First Financial Holdings, Inc.

60

(1,031)

HFF*

900

(5,121)

Advance America Cash

Provident Bankshares Corp.

810

(5,168)

Advance Centers, Inc.

230

(1,168)

Ameris Bancorp

610

(5,307)

Asset Acceptance Capital

Pacific Capital Bancorp NA

390

(5,374)

Corp.

100

(1,222)

Glacier Bancorp, Inc.

340

(5,437)

MainSource Financial Group

80

(1,240)

Healthcare Realty Trust, Inc.

230

(5,467)

First Acceptance Corp.*

470

(1,504)

Taylor Capital Group

730

(5,468)

Midwest Banc Holdings, Inc.

320

(1,558)

CBRE Realty Finance, Inc.

1,610

(5,538)

Amcore Financial, Inc.

291

(1,647)

Kearny Financial Corp.

520

(5,720)

Wilshire Bancorp

210

(1,800)

World Acceptance Corp.*

170

(5,724)

11

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Ashford Hospitality Trust,

Rockville Financial

940

$

(11,806)

Inc.

1,240

$

(5,729)

Tanger Factory Outlet Centers

330

(11,857)

GAMCO Investors, Inc. —

Center Financial Corp.

1,410

(11,943)

Class A

120

(5,954)

Cohen & Steers, Inc.

460

(11,946)

Castlepoint Holdings Ltd.

680

(6,181)

Kansas City Life Insurance

National Penn Bancshares,

Co.

290

(12,107)

Inc.

470

(6,242)

LandAmerica Financial

Parkway Properties, Inc.

190

(6,409)

Group, Inc.

550

(12,204)

Sandy Spring Bancorp, Inc.

400

(6,632)

Strategic Hotels & Resorts,

First Place Financial Corp.

710

(6,674)

Inc.

1,310

(12,275)

Stifel Financial Corp.*

195

(6,706)

Crawford & Co. — Class B*

1,550

(12,384)

Integra Bank Corp.

880

(6,890)

Guaranty Bancorp*

3,450

(12,420)

Ocwen Financial Corp.*

1,490

(6,928)

GFI Group, Inc.

1,460

(13,155)

Lakeland Bancorp, Inc.

570

(6,943)

Mid-America Apartment

Nelnet, Inc. — Class A

620

(6,963)

Communities, Inc.

260

(13,270)

Bank of the Ozarks, Inc.

470

(6,984)

LaSalle Hotel Properties

530

(13,319)

First Cash Financial Services,

First Bancorp

2,130

(13,504)

Inc.*

470

(7,045)

Calamos Asset Management,

MarketAxess Holdings, Inc.*

960

(7,258)

Inc. — Class A

800

(13,624)

Central Pacific Financial

UMB Financial Corp.

270

(13,843)

Corp. Co.

690

(7,355)

Hilltop Holdings, Inc.*

1,380

(14,228)

CoBiz Financial, Inc.

1,150

(7,567)

Pinnacle Financial Partners*

710

(14,264)

Equity Lifestyle Properties,

Clifton Savings Bancorp

1,480

(14,415)

Inc.

180

(7,920)

Penson Worldwide, Inc.*

1,210

(14,459)

FelCor Lodging Trust, Inc.

790

(8,295)

Thomas Properties Group,

Trustmark Corp.

470

(8,295)

Inc.

1,470

(14,465)

Trico Bancshares

760

(8,322)

PacWest Bancorp

980

(14,582)

Anchor Bancorp Wisconsin,

S&T Bancorp, Inc.

510

(14,821)

Inc.

1,210

(8,482)

Sunstone Hotel Investors, Inc.

900

(14,940)

Citizens Republic Bancorp,

Piper Jaffray Cos.*

510

(14,958)

Inc.

3,090

(8,714)

American Equity Investment

Cathay General Bancorp

810

(8,805)

Life Holding Co.

1,910

(15,566)

Amtrust Financial Services,

U-Store-It Trust

1,330

(15,893)

Inc.

720

(9,072)

Wauwatosa Holdings, Inc.*

1,530

(16,249)

Franklin Street Properties

Sterling Bancshares, Inc.

1,790

(16,271)

Corp.

720

(9,101)

Dime Community Bancshares

1,000

(16,510)

Winthrop Realty Trust

2,530

(9,108)

Financial Federal Corp.

790

(17,348)

Heritage Commerce Corp.

920

(9,108)

SWS Group, Inc.

1,050

(17,441)

FCStone Group, Inc.*

340

(9,496)

Southside Bancshares, Inc.

950

(17,518)

Glimcher Realty Trust

860

(9,615)

Delphi Financial Group, Inc.

TICC Capital Corp.

1,768

(9,653)

— Class A

760

(17,586)

Phoenix Cos., Inc.

1,360

(10,350)

optionsXpress Holdings, Inc.

790

(17,649)

Chimera Investment Corp.

1,170

(10,542)

Anworth Mortgage Asset

First Potomac Realty Trust

710

(10,820)

Corp.

2,750

(17,903)

MCG Capital Corp.

2,740

(10,905)

LTC Properties

710

(18,148)

Stewart Information Services

Knight Capital Group, Inc. —

Corp.

570

(11,024)

Class A*

1,020

(18,340)

Tompkins Financial Corp.

300

(11,160)

LaBranche & Co., Inc.*

2,770

(19,612)

BGC Partners, Inc. — Class

NYMAGIC, Inc.

1,030

(19,735)

A*

1,520

(11,476)

Union Bankshares Corp.

1,330

(19,804)

DiamondRock Hospitality Co.

1,060

(11,543)

Old National Bancorp

1,430

(20,392)

WesBanco

680

(11,662)

Highwoods Properties, Inc.

650

(20,423)

12

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

United Bankshares, Inc.

900

$

(20,655)

BankFinancial Corp.

2,660

$

(34,607)

Old Second Bancorp, Inc.

1,830

(21,265)

Community Trust Bancorp,

Federal Agricultural

Inc.

1,350

(35,451)

Mortgage Corp.

860

(21,311)

Digital Realty Trust, Inc.

870

(35,592)

Susquehanna Bancshares, Inc.

1,560

(21,356)

Cousins Properties, Inc.

1,570

(36,267)

Sun Bancorp*

2,120

(21,518)

Maui Land & Pineapple Co.,

First Niagara Financial

Inc.*

1,240

(36,518)

Group, Inc.

1,720

(22,119)

Ares Capital Corp.

3,640

(36,691)

Texas Capital Bancshares,

Northwest Bancorp, Inc.

1,690

(36,876)

Inc.*

1,440

(23,040)

Alexander's, Inc.*

120

(37,272)

Inland Real Estate Corp.

1,620

(23,360)

Aspen Insurance Holdings

Community Bank System,

Ltd.

1,590

(37,635)

Inc.

1,160

(23,919)

First Midwest Bancorp, Inc.

2,030

(37,860)

Enstar Group*

280

(24,500)

Medical Properties Trust

3,760

(38,051)

FirstMerit Corp.

1,590

(25,933)

MB Financial, Inc.

1,800

(40,446)

Wintrust Financial Corp.

1,090

(25,997)

Brookline Bancorp, Inc.

4,390

(41,925)

DCT Industrial Trust, Inc.

3,150

(26,082)

BioMed Realty Trust, Inc.

1,720

(42,192)

Horace Mann Educators Corp.

1,910

(26,778)

Nationwide Health Properties,

NBT Bancorp, Inc.

1,300

(26,793)

Inc.

1,340

(42,197)

Home Bancshares, Inc.

1,210

(27,201)

Home Properties, Inc.

880

(42,293)

Pennsylvania Real Estate

Pico Holdings, Inc.*

980

(42,581)

Investment Trust

1,180

(27,305)

DuPont Fabros Technology

2,310

(43,058)

Oritani Financial Corp.*

1,740

(27,840)

Apollo Investment Corp.

3,040

(43,563)

CVB Financial Corp.

2,980

(28,131)

SVB Financial Group*

920

(44,261)

American Physicians Capital,

Signature Bank*

1,720

(44,307)

Inc.

590

(28,580)

Infinity Property & Casualty

Provident New York Bancorp

2,600

(28,756)

Corp.

1,120

(46,502)

MFA Mortgage Investments,

American Campus

Inc.

4,430

(28,884)

Communities, Inc.

1,760

(48,998)

Post Properties, Inc.

980

(29,155)

RLI Corp.

1,000

(49,470)

Potlatch Corp.

660

(29,779)

Hilb Rogal & Hobbs Co.

1,150

(49,979)

WSFS Financial Corp.

680

(30,328)

Omega Healthcare Investors,

Sterling Bancorp

2,580

(30,831)

Inc.

3,120

(51,948)

Equity One, Inc.

1,510

(31,031)

Zenith National Insurance

Consolidated-Tomoka Land

Corp.

1,510

(53,092)

Co.

740

(31,124)

Washington Real Estate

Greenlight Capital Re Ltd. -

Investment Trust

1,820

(54,691)

Class A*

1,370

(31,318)

Employers Holdings, Inc.

2,660

(55,062)

Simmons First National Corp.

Waddell & Reed Financial,

— Class A

1,140

(31,886)

Inc. — Class A

1,660

(58,117)

Roma Financial Corp.

2,470

(32,357)

ProAssurance Corp.*

1,270

(61,100)

Independent Bank Corp.

1,400

(33,376)

Alexandria Real Estate

Assured Guaranty Ltd.

1,860

(33,461)

Equities, Inc.

910

________

(88,579)

Riskmetrics Group, Inc.*

1,710

(33,584)

Interactive Brokers Group,

Total Financials

________

(3,741,773)

Inc. — Class A*

1,050

(33,737)

Bancfirst Corp.

790

(33,812)

Total Common Stocks Sold Short

City Holding Co.

830

(33,839)

(Proceeds $21,660,723)

(20,539,428)

________

Prosperity Bancshares, Inc.

1,270

(33,947)

Selective Insurance Group

1,810

(33,956)

Corporate Office Properties

Trust SBI MD

1,000

(34,330)

13

INVERSE RUSSELL 2000® STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Value

Other Assets in Excess of

Liabilities – 56.5%

$

_________

26,902,649

Net Assets – 100.0%

$

47,576,862

Unrealized

Contracts

Gain

Futures Contracts Sold Short

September 2008 Russell 2000

Mini Futures Contracts

(Aggregate Market Value of

Contracts $5,174,250)

75 $

________

170,777

Units

Equity Index Swap Agreements Sold Short

Credit Suisse Capital, LLC

August 2008 Russell 2000®

Index Swap, Terminating

08/18/08**

(Notional Market Value

$12,898,585)

18,703 $

897,048

Goldman Sachs International

June 2008 Russell 2000®

Index Swap, Terminating

06/30/08**

(Notional Market Value

$8,455,191)

12,260

________

516,332

(Total Notional Market Value $21,353,776)

$

________

1,413,380

*

Non-Income Producing Security.

**

Total Return based on Russell 2000® Index +/- financing

at a variable rate.

†

All or a portion of this security is pledged as equity index swap collateral at June 30, 2008.

14